UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

DEMAND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1630 Stewart Street, Suite 120 Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 394-6400

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On June 20, 2013, Demand Media, Inc. (the "Company") entered into the Securities Purchase Agreement described in Item 2.01 below.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On June 20, 2013, the Company acquired 100% of the issued and outstanding membership interests (including 100% of the capital and profits) (the "Units") of Society6, LLC, a Delaware limited liability company ("Society6"), pursuant to a Securities Purchase Agreement, dated as of June 20, 2013 (the "Securities Purchase Agreement"), by and among the Company, Society6, the holders of the Units of Society6 (each a "Seller" and collectively the "Sellers") and Shareholder Representative Services LLC as the Seller Representative (the "Acquisition").  The purchase price consisted of $75,000,000 in cash (adjusted for Society6's working capital and transaction expenses as of the closing) and 2,322,880 shares of common stock, par value $0.0001 per share, of the Company.  A portion of the purchase price (both cash and stock) was held back by the Company to secure post-closing indemnification obligations of the Sellers and/or post-closing adjustments to the purchase price.  Any remaining portion of the holdback amount that is not subject to then-pending claims will be paid or issued, as the case may be, on the 24-month anniversary of the closing of the transaction.

The description of the above is qualified by the terms and conditions of the Securities Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.
On June 20, 2013, the Company issued 2,078,978 shares of common stock of the Company as partial consideration of the Company's acquisition of Society6 described in Item 2.01 above. In addition, on the 24 month anniversary of the closing of the transaction, the Company may be required to issue up to an additional 248,780 shares of common stock of the Company to the extent the holdback described above is released to the Sellers. These shares were issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemptions set forth in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

Item 8.01.	Other Events.
On June 24, 2013, the Company issued a press release announcing the Acquisition and updated financial outlook for the second quarter of 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed as necessary by amendment to this Form 8-K within 71 calendar days after the required filing date of this Current Report on Form 8-K.

(b)    Pro forma financial information

In accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) of Form 8-K will be filed as necessary by amendment to this Form 8-K within 71 calendar days after the required filing date of this Current Report on Form 8-K.

(d)     Exhibits

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated as of June 20, 2013, by and among the Company, Society6, the Sellers and Shareholder Representative Services LLC.
99.1	Press Release dated June 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2013	DEMAND MEDIA, INC.
	By:	/s/ Mel Tang
Mel Tang
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated as of June 20, 2013, by and among the Company, Society6, the Sellers and Shareholder Representative Services LLC.
99.1	Press Release dated June 24, 2013.